NUVEEN INTERNATIONAL FUND

SUPPLEMENT DATED APRIL 19, 2013

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 28, 2013

The Board of Directors of Nuveen Investment Funds, Inc. has approved the removal of Hansberger Global Investors, Inc. (“HGI”) as an investment sub-adviser to Nuveen International Fund (the “Fund”), effective as of the close of business on June 21, 2013, and the reallocation of the assets managed by HGI to Nuveen Asset Management, LLC (“NAM”), one of the existing sub-advisers to the Fund. Altrinsic Global Advisors, LLC also remains a sub-adviser to the Fund.

As part of this restructuring, Tracy Stouffer has been named a portfolio manager of the Fund, effective June 24, 2013. Ms. Stouffer, CFA, is Senior Vice President and Portfolio Manager for NAM. She joined NAM on March 1, 2013, in connection with an internal reorganization of certain investment personnel and fund management responsibilities between NAM and its affiliate, Santa Barbara Asset Management, LLC (“SBAM”). Prior thereto, she was an international portfolio manager for SBAM. She joined SBAM in 2008 from WayMark Capital, LLC, an investment management firm where she was a managing partner. Prior to that, she was an international portfolio manager at Dreyfus Founders Funds, Federated Global Investment Management, Clariden Asset Management and TIAA-CREF.

The Fund’s investment objective, principal investment strategies and principal risks are not expected to change.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-INTLS-0413P